                                                                    Exhibit 24

                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                               POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS that John D. McNeil, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1995 of Sun Life Assurance Company of Canada (U.S.) and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                      /s/ John D. McNeil
                                      _______________________________________
                                      John D. McNeil

March 25, 1996

                                                                    Exhibit 24

                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                               POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS that Robert P. Vrolyk, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1995 of Sun Life Assurance Company of Canada (U.S.) and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                      /s/ Robert P. Vrolyk
                                      ---------------------------------------
                                      Robert P. Vrolyk

March 25, 1996

                                                                    Exhibit 24

                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                               POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS that Richard B. Bailey, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1995 of Sun Life Assurance Company of Canada (U.S.) and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                      /s/ Richard B. Bailey
                                      ---------------------------------------
                                      Richard B. Bailey

March 25, 1996

                                                                    Exhibit 24

                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                               POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS that A. Keith Brodkin, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1995 of Sun Life Assurance Company of Canada (U.S.) and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                      /s/ A. Keith Brodkin
                                      ---------------------------------------
                                      A. Keith Brodkin

March 25, 1996

                                                                    Exhibit 24

                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                               POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS that M. Colyer Crum, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1995 of Sun Life Assurance Company of Canada (U.S.) and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                      /s/ M. Colyer Crum
                                      ---------------------------------------
                                      M. Colyer Crum

March 26, 1996

                                                                    Exhibit 24

                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                               POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS that John R. Gardner, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1995 of Sun Life Assurance Company of Canada (U.S.) and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                      /s/ John R. Gardner
                                      ---------------------------------------
                                      John R. Gardner

March 26, 1996

                                                                    Exhibit 24

                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                               POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS that David D. Horn, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1995 of Sun Life Assurance Company of Canada (U.S.) and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                      /s/ David D. Horn
                                      ---------------------------------------
                                      David D. Horn

March 25, 1996

                                                                    Exhibit 24

                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                               POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS that John S. Lane, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1995 of Sun Life Assurance Company of Canada (U.S.) and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                      /s/ John S. Lane
                                      ---------------------------------------
                                      John S. Lane

March 27, 1996

                                                                    Exhibit 24

                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                               POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS that Angus A. MacNaughton, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1995 of Sun Life Assurance Company of Canada (U.S.) and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                      /s/ Angus A. MacNaughton
                                      ---------------------------------------
                                      Angus A. MacNaughton

March 26, 1996